2022 Energy Infrastructure Council Investor Conference M A Y 1 6 - 1 7 , 2 0 2 2

2 Forward-Looking Statements Statements contained in this presentation other than statements of historical fact are forward-looking statements. While these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment regarding the direction of our business, actual results will likely vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance presented or suggested in this presentation. These forward-looking statements can generally be identified by the words "anticipates," "believes," "expects," "plans," "intends," "estimates," "forecasts," "budgets," "projects," "could," "should," "may" and similar expressions. These statements reflect our current views with regard to future events and are subject to various risks, uncertainties and assumptions. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see NuStar Energy L.P.’s annual report on Form 10-K and quarterly reports on Form 10-Q, filed with the SEC and available on NuStar’s website at www.nustarenergy.com. We use financial measures in this presentation that are not calculated in accordance with generally accepted accounting principles (“non-GAAP”) and our reconciliations of non- GAAP financial measures to GAAP financial measures are located in the appendix to this presentation. These non-GAAP financial measures should not be considered an alternative to GAAP financial measures.

3 Our Solid First Quarter Results Once Again Demonstrated the Strength and Resilience of Our Business 1 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures Q1 2022 Q1 2021 ★ Excluding the contribution of the Eastern U.S. terminals we sold in October 2021, our first quarter 2022 adjusted EBITDA1 was up $12 million, a 7% increase over the first quarter of 2021 Pipeline Throughputs DCF1 Adjusted Net Income1 ★ Last year, we delivered on our promise to fund our spending with internally generated cash flows, funding 112% of our strategic capital from excess adjusted DCF 1 in 2021, up 11% over 2020, and we are on track to increase our internally generated cash flows in 2022 and beyond

4 We Expect Full-Year 2022 to be Even Stronger Than Last Year Even Stronger in 2022 Stronger Adjusted EBITDA $700-750MM* Stronger % of Spending Funded From Internally Generated Cash Flows * - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures. Stronger Debt-to-EBITDA Ratio Below 2021 We expect 2022 adjusted EBITDA to exceed 2021 adjusted EBITDA by ~7%*, excluding divested assets, based on the midpoint of our guidance

5 In 2022, We Have Kicked Off an Optimization Initiative In Order to Maximize Our Internally Generated Cash Flows Earlier this year, we kicked off an initiative to optimize our spending across our business to: • Scrutinize every dollar of OPEX and G&A expenses, with the goal of making meaningful strides in our cost structure to maximize internally generated cash flows • High-grade every dollar of our strategic spending to ensure that we only execute projects that meet or beat our internal hurdles and are lean, efficient and effective  In our first phase of optimization, we have already identified over $50 million in cost and spending reductions, across 2022 and 2023 1 1 1 $50MM Cost and Spending Reductions Identified for 2022 and 2023, in total Phase #1: Phase #2: In progress Kick-off: March 2022 2022 Optimization Initiative

6 Our Optimization, Combined With Our Sale of Point Tupper for $60MM, Will Allow NuStar to Continue to Improve Our Debt-to-EBITDA Ratio in 2022 By deploying proceeds from our recent assets sales to reduce debt, we were able to reduce our Debt-to-EBITDA ratio for year- end 2021 below 4.0x1 Optimization and the proceeds of the Point Tupper sale will allow us to continue to reduce our leverage this year, and we expect to demonstrate continued meaningful improvement by year-end 2022… 1 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures 1 1 3.99x Continued Improvement 4.24x 1 4Q20 Actual 4Q21 Actual 2022 Outlook 3.92x 1Q22 Actual 1 1 1 1

This Year, We are Self-funding Our $115-145 Million Strategic Growth Capital Program for Our Core Asset Footprint

Renewable Fuels

- ***Established:***
  - West Coast Network
  - Ethanol & bio-diesel blending
- ***Developing:***
  - Ammonia System

Refined Products

- Midcontinent
- Colorado/NM/Texas
- Northern Mexico

Crude Supply/Export

- Permian Crude System
- Corpus Christi Crude System
- St. James Terminal



Total Estimated
2022
Strategic
Spending:
$ 115-145MM
West Coast Renewable Fuels Storage
(~$10MM in 2022)
Permian Crude Pipeline System
(~$60MM in 2022)
RENEWABLE FUELS
ETHANOL
BIODIESEL
RENEWABLE DIESEL
SUSTAINABLE AVIATION FUEL
LEGEND
HEADQUARTERS
STORAGE FACILITIES
REFINED PRODUCT PIPELINES
CRUDE OIL PIPELINES
ORIGIN/ TERMINATION POINTS
Mexico

7

8 Carbon Emissions Reduction Goals Generate Growing Demand, Which Offer Realizable Opportunities for NuStar’s Well-positioned Midstream Logistics Stockton Selby Wilmington Gulf Coast Supply Singapore Supply Exports to Canada Tacoma Portland ★ Regulatory priorities on the West Coast and in Canada continue to dramatically increase demand for renewable fuels in the region ★ At the same time, obtaining permits for greenfield projects is difficult, which increases the value of existing assets ★ Our West Coast terminals have the access and optionality to receive and distribute renewable fuels across the West Coast 0 50 100 150 200 250 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 D ie se l V o lu m e , M B P D Fossil Diesel Biomass-Based + Renewable Diesel Source: IHS Markit 2021 California’s Transportation Fuel Supply With Low- Carbon Fuel Standard Compliance From Petroleum Diesel Alternatives Renewable Fuels

9 ★ We expect our market share to increase in 2022, along with associated EBITDA, as we complete additional projects presently in planning or under construction • We intend to convert remaining tankage to renewable fuels as the market demands ★ Our facilities are positioned to benefit from new production and conversion projects for renewable diesel, sustainable aviation fuel (SAF), ethanol and other renewable fuels across the region BIODIESEL ETHANOL RENEWABLE DIESEL 6% 15% 23% NuStar’s Proportionate Share of California’s Renewable Fuels Market (2021 Total Volume1) Source: California Air Resource Board (CARB) 1 – Most recent available data We Have Captured a Significant (and Still Growing) Proportion of the Region’s Renewable Fuels Supply… Renewable Fuels SUSTAINABLE AVIATION FUEL 76%

10 … And We Continue to Partner With Key Customers to Develop Our Renewable Fuels Network, as LCFS Mandates Expand to Additional Markets Complete Portland Convert 36,000 bbls to biodiesel Convert 57,000 bbls to renewable diesel Selby Construct truck-loading for renewable diesel Multimodal shipment of SAF Convert 208,000 to SAF Modify rail to handle renewable feedstock offloading Stockton Convert 30,000 bbls to biodiesel Convert 73,000 bbls to renewable diesel and expand renewable diesel handling to all 15 rail spots Convert 151,000 bbls to renewable diesel 2Q22 Est. Connect to ethanol unit train offload facility 2Q22 Est. Wilmington Convert 160,000 bbls to renewable diesel Reconfigure dock for enhanced marine capability 1H25 Est. ★ We have established ourselves as an early mover in the renewable fuels transportation market by developing and completing a number of renewable fuels projects ★ These projects, in partnership with our customers on the West Coast, have allowed NuStar to capture market share and build on relationships with key global producers • Our facilities are positioned to benefit from new production and conversion supply projects as the renewable fuels market continues to grow * Includes biodiesel, ethanol, renewable diesel, renewable feedstock and SAF Renewable Fuels 0 1000 2000 3000 4000 5000 6000 7000 Portland Selby Stockton Wilmington NuStar’s West Coast Terminals Renewable Fuel Growth* 2017 2018 2019 2020 2021

Renewable Fuels

Beyond the West Coast, We are Developing Near- and Long-term Opportunities for Our Ammonia System, Both Renewable and Conventional

- Our Ammonia Pipeline is the longest and only ammonia pipeline in the country, spanning over 2,000 miles and seven states, from Louisiana, north along the Mississippi to Missouri, and then northwest and east, to Nebraska and Indiana
- Today, we provide the lowest-cost option for transporting imported and domestically produced ammonia to fertilize crops in our nation's "breadbasket"
- We have capacity available to transport additional volumes, including "blue" or "green" ammonia
  - Currently running ~30 MBPD (~3,500 STPD[1]), but have capacity close to ~50 MBPD (~5,500 STPD)



SD
MN
NuStar West Leg
~740 Miles
6",8"
MI
NE
IA
IL
IN
KS
MO
NuStar East Leg
~430 Miles
6"/8"
NuStar Main Leg
~830 Miles
8"/10"
TN
OK
AR
MS
AL
TX
St. James
LA
Third-party terminal
NuStar Energy L.P.

1 – short tons per day

11

12 Ammonia, the World’s Second-most Widely Used Chemical, Offers Significant “Greening” Opportunities  Ammonia is the basic building block for ammonium nitrate fertilizer, which releases nitrogen, an essential nutrient for growing plants • About 90% of the 200 million tons of ammonia (worth about $60 billion in the aggregate) produced each year is used for fertilizer • About ½ of the world’s food production relies on ammonia  Traditional fossil-fuel ammonia production is estimated to contribute about 1.6% of global GHG emissions, which has driven interest in its de-carbonization • “Blue” ammonia is produced with natural gas, but the associated emissions are captured and stored • “Green” ammonia is produced using “renewable” electricity to power an electrolyser to extract hydrogen from water and an air separation unit to extract nitrogen from air, which are then combined, through a chemical reaction powered by renewable electricity, to produce ammonia  In addition, “blue” and “green” ammonia have potential for use as lower-carbon alternative fuels: for engines/turbines to generate electricity, in alkaline fuel cells, as an up-to-70% blend ICE vehicles and for the maritime industry  Ammonia can also be a lower-cost option for transporting hydrogen, which can be used for fuel cells or other applications, but ammonia is easier to transport and store than hydrogen as it doesn’t require cryogenic or high-pressure storage and can be relatively easily cracked to convert it to hydrogen NH3 Gas Turbine NH3 Fuel-cell Ship 70% NH3-fueled Car 50% of World’s Food Production Relies on NH3 Sources: Science Magazine, IHS Markit, Argus Renewable Fuels

13 U.S. Gasoline and Diesel Demand was Strong Through 2021, and 2022 is Expected to Improve ★ Gasoline demand in the United States recovered throughout 2021 and is on track to remain near pre- Covid levels in 2022 ★ Diesel demand exceeded pre- Covid levels starting in the first quarter of 2022 and is on track to remain at or near those levels through the remainder of the year Source: ESAI Refined Products 86% 97% 98% 96% 91% 97% 98% 95% 97%97% 96% 94% 97% 101% 95% 97% 101% 100% 75% 80% 85% 90% 95% 100% 105% 110% 2021 Q1 2021 Q2 2021 Q3 2021 Q4 2022 Q1 2022 Q2 2022 Q3 2022 Q4 2023 U.S. Gasoline & Diesel Demand (as a % of Pre-Covid Demand) Gasoline Diesel

14 NuStar’s Refined Products Systems Serve Key Markets Across the Midcontinent and Texas… Refined Products Midcontinent Systems- ★ CENTRAL EAST: A 2,500-mile pipeline system with multiple delivery options • East Pipeline – This system serves important markets across the Midwest/West, with flexible refined product supply from refineries in McPherson, Kansas, El Dorado, Kansas and Ponca City, Oklahoma • North Pipeline – System flows from North Dakota to the Twin Cities, serving both rural markets and large cities with refined product supply from Mandan, North Dakota refinery ★ CENTRAL WEST: Comprised of over 2,200 miles of pipeline with structural exclusivity, serving markets in Texas and nearby states supplied from the McKee, Texas refinery South Texas Systems- ★ Around 700 miles of pipeline with structural exclusivity, primarily serving markets in Texas and northern Mexico supplied from refineries located in Corpus Christi and Three Rivers, Texas

15 70% 94% 100% 95% 105% 105% 97% 99% 0% 20% 40% 60% 80% 100% 120% Apr-20 Aug-20 Oct-20 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 Percentage of Pre-COVID Demand Central West Region South Texas Central East Region Overall … And Our Markets Have Proven Resilient (and are Expected to Continue to See Strong, Consistent Demand) Our resilient asset base recovered quickly from April 2020’s pandemic low  Full-year 2021 refined product throughputs were approximately 105% of our full- year 2019 (pre-Covid) levels Our refined product throughputs for 1Q 2022 were approximately 100% of (pre- Covid) levels 1 – Comparison versus 2019 demand; applicable periods adjusted for Northern Mexico projects for a comparable presentation; includes on-road product demand in our storage system 2 – Comparison versus 2020 demand; applicable periods adjusted for Northern Mexico projects; includes on-road product demand in our storage system Refined Products Total Refined Products 2 11 1 1 2 1 1 2 2

16Source: ESAI 84% 54% 76% PADD 1 101% 88% 97% PADD 2 93% 63% 87% PADD 4 87% 56% 76% PADD 5 96% 83% PADD 3 89% 2020 Low 2021 Avg. 95% 78% 88% 2019 Avg. U.S. ★ At the end of 2021, U.S. refinery utilization reached 88% and is currently expected to average 92% in 2022, up 4% over 2021 utilization levels ★ USGC refiners’ location is expected to continue to provide several advantages, relative to other U.S. regions: • Better access to lower- priced natural gas, which should mitigate seasonal volatility • Capacity to upgrade heavy fuel oil • Better access to export markets for refined products U.S. Refinery Utilization has Risen Along With Rebounding Product Demand Refined Products Crude Supply/Export U.S. Refinery Utilization (by PADD, 2019-2022) 92% 2022 Avg. 83% 92% 104% 95% 80%

17 The Permian Basin is Leading the U.S. Shale Rebound, With Our Permian System Continuing to Outperform ★ Because of its superior geology and low breakeven costs, the Permian Basin’s shale production: • Exited 2021 at 5.1 MMBPD, representing approximately 55% of the nation’s total shale output • Projected to exit 2022 at 6.1 MMBPD, representing 21% growth compared to 2021 exit ★ As of April, our system’s throughput volumes are now up 41% above Covid lows, while the rest of the Permian is up 34% from Covid lows ★ We expect to exit 2022 between 560 and 570 MBPD; 10% over our 2021 exit of ~520 MBPD Source: Rystad, ESAI - Crude Supply/Export 0 3 6 9 12 M M B P D Permian Oil Production (2018-2025) WTI @ $50 WTI @ $70 WTI @ $90 WTI @ $110 304% 131% 0% 40% 80% 120% 160% 200% 240% 280% 320% C u m u la ti v e M o n th ly G ro w th ( % ) NuStar's System Throughput Growth & Recovery is Outpacing the Permian Basin NS Growth Permian Total Growth 4.4 4.5 4.7 5.2 5.7 5.6 6.6 0 2 4 6 8 2019 2020 2021 2022 2023 M M B P D Permian Basin Oil Production Outlook (Avg as of April 2022) ESAI Rystad

18Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures Our “Core of the Core” Location has Attracted Top-tier Customers Whose Activity is Supporting Steady Growth ★ The quality of geological formations underlying our system attracts the strongest customers • ~68% of our system’s revenue is generated from investment-grade (IG) rated and Non-IG BB-rated entities1 28% 39% 33% Major Private Other Public NS System Producer-type2 (% Average Daily Volume) Producer Average Cost of Debt, Weighted by Acreage: 5.5% 3 ★ We averaged 516 MBPD in 4Q21(our best quarter since we acquired the system in 2017) and were comparable in 1Q22 ★ Our producers have averaged around 20-25 rigs throughout 2021 and currently have around 20% of the total Permian drilled- uncompleted (DUCs) wells on the system, which provide an important platform for growth $7 $12 $14 $12 $19 $27 $27 $23 $31 $35 $39 $38 $33 $38 $33 $37 $43 $46 $47 $49 139 159 187 211 266 314 327 349 370 395 435 453 400 423 418 402 450 502 516 510 0 100 200 300 400 500 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 2 Q 1 7 3 Q 1 7 4 Q 1 7 1 Q 1 8 2 Q 1 8 3 Q 1 8 4 Q 1 8 1 Q 1 9 2 Q 1 9 3 Q 1 9 4 Q 1 9 1 Q 2 0 2 Q 2 0 3 Q 2 0 4 Q 2 0 1 Q 2 1 2 Q 2 1 3 Q 2 1 4 Q 2 1 1 Q 2 2 EBITDA ($MM) System Receipts (Avg MBPD) NS Permian Crude System Performance (by Quarter) * Adjusted * Crude Supply/Export 1 – For the year ended March 31, 2022 3 – As of May 5, 2022 2 – For the month ended March 31, 2022

19 Producers in the Basin Are Once Again Bullish on Permian Growth, Strength & Resiliency Crude Supply/Export “We continue to grow production in the Permian Basin. In March, we produced about 560,000 oil equivalent barrels per day, on pace to deliver a 25% increase versus 2021.” “You can see our average lateral length in the Permian is up 12% year-over-year. Our average development size is up 51%... year-over-year in number of wells.” “Permian Basin unconventional production grew to a record 692,000 barrels of oil equivalent per day in the first quarter, as the company raised its 2022 guidance to 700,000 - 750,000 barrels per day, an increase of over 15 percent from 2021.” “If you look at the ramp in activity throughout the year, that's true across our asset base, especially true in the Permian; 500 completed wells brought on throughout the entire year, but 90 in the first quarter, so it's going to build and be back-end loaded.” Source: 1Q 2022 Earnings Call Transcripts/Press Releases

Crude Supply/Export

Since Completing Our Mainline in 2019, We are now Investing in Pace With Our Producers' Growth

	May 2017	Current
System Capacity	220,000	700,000
Receipt Points	122	327
Pipeline Miles	~600	~980
Storage (bbls)	900,000	1,600,000

Dedicated Acres	500,000
AMI	4,200,000


Martin Co.
Howard Co.
Colorado City Terminal
Big Spring Terminal and Truck Station
Delek Big Spring Refinery
Centurion
Enterprise
Stanton Terminal
Glasscock Co.
Midland Co.
Sunoco
Plains
EPIC PL

Third-Party Connections

NuStar Terminals

NuStar Truck Unloading Facilities

Delivery Locations

Midland:
- ★ Plains Cactus I & II, Basin, Sunrise and others
- ★ Enterprise Midland to Echo
- ★ Sunoco Permian Express
- ★ EPIC
- ★ Lotus Centurion
- ★ Wink-to-Webster

Colorado City:
- ★ Sunoco WTG, Permian Express
- ★ Bridgetex
- ★ Plains Basin
- ★ Sunrise II

Other:
- ★ Delek Big Spring Refinery

20

21 54.2 49.0 52.2 53.2 54.5 54.7 55.0 55.1 45 47 49 51 53 55 57 2019 2020 2021 2022 2023 2024 2025 2026 M M b p d As Global Demand Recovers in 2022, Corpus Christi is the Export Hub Best Positioned to Benefit From Future Growth  Corpus Christi has remained the dominant Gulf Coast crude exports hub since 2020, currently capturing 61% of the U.S. Gulf Coast’s total export volumes  With global demand recovering in 2022 and the ongoing war in Ukraine, U.S. Gulf Coast exports are expected to rebound to pre-pandemic levels in the second half of 2022  Improved global refined product demand should lead the way to further recovery in global crude demand Source: RBN Energy, ESAI 99.9 90.6 96.2 98.4 102.0 103.8 104.7 105.4 85 90 95 100 105 110 2019 2020 2021 2022 2023 2024 2025 2026 M M b p d Global Crude Oil Demand 61%22% 8% 9% U.S. Gulf Coast Crude Exports by Hub (2022 YTD) Corpus Christi Houston Beaumont Louisiana Crude Supply/Export Global Refined Product Demand* *Comprised of gasoline and diesel demand

22 Our Corpus Christi Crude System’s MVCs- for Export and Local Refinery Supply- Provide Strength & Stability In-bound Capacity Storage Capacity Outbound Capacity ★ Unlike most other midstream operators in the Port of Corpus Christi, NuStar provides unparalleled optionality for marine exports and extensive connectivity to local refineries ★ U.S. shale production growth and improving global demand will drive the recovery and growth in our CCCS volumes TOTAL: 3.9MMbbl • Potential expansion 0.4MMbbl TOTAL: 1.2MMBPD • South Texas Crude System 16” Pipeline - 240MBPD • Taft 30”- 720MBPD and expandable • Harvest 16” Pipeline - 240MBPD TOTAL: 1.2MMBPD • Export Docks- 750MBPD to 1.0MMBPD • Refinery Supply- 220MBPD Crude Supply/Export ★ The heart of our Corpus Christi Crude System is our North Beach Terminal, which receives barrels from our South Texas Crude Oil Pipeline System, our 12” Three Rivers Supply Pipeline and our 30” pipeline from Taft, as well as from third-party pipeline connections 68% 56% 67% 60% 63% 32% 44% 33% 40% 37% 0 200 400 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2023 MBPD CCCS Refinery Throughputs CCCS Dock Throughputs CCCS MVCs NuStar’s Corpus Christi Crude System Average Throughputs/Quarter 369 379 321 314 390 340

23 In 2022, We Will Continue to Focus on NuStar’s Strategic Priorities Across Our Business Optimizing Our Business to Increase Cash Flow Reducing Our Debt Promoting Our ESG Excellence Our Strategic Priorities: 1. 2. 3.

APPENDIX

NuStar By-the-numbers

- Common Unit Price[1]: $14.03
- Distribution/CU/Year: $1.60
- Yield[1]: 12.2%
- Market Cap[1]: ~$1.5 billion
- Credit Ratings:
  - *Moody's: Ba3 (Stable)*
  - *S&P: BB- (Stable)*
  - *Fitch: BB- (Stable)*
- Enterprise Value[1]: ~$6.0 billion
- Total Assets: ~$5.0 billion
- Pipeline Miles: ~10,000
- Pipeline Volumes[2]: 1.9MMBPD
- Storage Capacity: ~49MMB
- Storage Throughput Volumes[2]: 396MBPD


NYSE: NS
NuStar
Energy L.P.
CRUDE OIL

1. As of May 10, 2022
2. Average daily volume for the quarter ended March 31, 2022

25

26 Long-term Commitments From Creditworthy Customers 63% 12% 25% Investment-grade Large Private or International (Not rated) Other NuStar Investment-grade Customers (% Pipeline/Storage 2022 Revenues) 32% 40% 28% Take-or-pay Contracts Structurally Exclusive Other Pipeline Segment Contracted1 Revenues (% 2022 Forecast – as of 1Q22) 62% 38% Take-or-pay Contracts Other Storage Segment Contracted Revenues (% 2022 Forecast – as of 1Q22) 1 - Committed through take or pay contracts or through structural exclusivity (uncommitted lines serving refinery customers with no competition)

27 $107 $600 $500 $550 $600 $322 $403 $72 $889 $8 $0 $250 $500 $750 $1,000 Liquidity 2022 2023-2024 2025 2026 2027 2028-2029 2030 2038-2041 2043 Receivables Financing Sub Notes GO Zone Financing Senior Unsecured Notes Revolver $897 LIQUIDITY ($MM)1 Liquidity and Debt Maturity Schedule ★ In January 2022, we extended the term our $1.0 billion revolver through April 2025 and our receivables financing agreement through January 2025 ★ We utilized proceeds from the sale of the Eastern U.S. Terminals to pay-off our February 2022 bond maturities in November 2021 ★ This clears our debt maturity runway until 2025 ★ We utilized proceeds from the sale of the Point Tupper terminal in April 2022 to further reduce debt Debt Maturities ($MM)1 1 – Balances as of March 31, 2022; debt maturities reflect January 2022 term extensions of revolver and receivables financing agreement

28 Capital Structure as of March 31, 2022 ($ in Millions) $1.0B Credit Facility $ 107 NuStar Logistics Notes (5.625%) 550 NuStar Logistics Notes (5.75%) 600 NuStar Logistics Notes (6.00%) 500 NuStar Logistics Notes (6.375%) 600 NuStar Logistics Sub Notes 403 GO Zone Bonds 322 Receivables Financing 72 Finance Lease Liability 56 Other (38) Total Debt $3,172 Common Equity and AOCI $ 166 Series A, B and C Preferred Units 756 Series D Preferred Units 621 Total Equity1 1,543 Total Capitalization $4,715 ★ As of March 31, 2022: • Credit facility availability ~$889MM • Debt-to-EBITDA ratio2 3.92x 1 - Total Equity includes Partners’ and Mezzanine Equity (Series D Preferred Units) 2 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures

29 Reconciliation of Non-GAAP Financial Information

30 Reconciliation of Non-GAAP Financial Information (continued)

31 Reconciliation of Non-GAAP Financial Information (continued)

32 Reconciliation of Non-GAAP Financial Information (continued)

33 Reconciliation of Non-GAAP Financial Information (continued)

34 NuStar Contact Information INVESTOR RELATIONS For additional information about corporate sustainability at NuStar, visit https://sustainability.nustarenergy.com/ SUSTAINABILITY (210) 918-INVR (4687) InvestorRelations@NuStarEnergy.com Sustainability@NuStarEnergy.com